Debt	9 Months Ended
Sep. 30, 2024
Debt Disclosure [Abstract]
Debt

Note 5. Debt

Short-Term Loan

On June 28, 2024, the Company entered into a Loan and Security Agreement (the “Short-Term Loan Agreement”), among South Ocean, as lender (“Lender”), the Participating Lenders, the Company, as borrower, and two of the Company’s wholly-owned subsidiaries, Inseego Wireless, Inc. and Inseego North America LLC as guarantors (collectively, the “Guarantors,” and together with the Company, the “Loan Parties”). The Loan Agreement establishes the Short-Term Loan.

The Company’s obligations under the Short-Term Loan Agreement are guaranteed by the Guarantors. Subject to the requirements of the Short-Term Loan Agreement, certain of the Company’s other subsidiaries may become guarantors and Loan Parties of the Loan Agreement after closing. The Loan Parties’ obligations under the Loan Agreement are secured by a continuing security interest in substantially all property of each Loan Party, subject to certain excluded collateral, as defined in the Short-Term Loan Agreement.

The Short-Term Loan was originally scheduled to mature on September 30, 2024 but maturity has subsequently been extended to November 30, 2024. Borrowings under the Short-Term Loan bear interest at 12.0% per annum. Upon any repayment or prepayment of the amounts borrowed under the Short-Term Loan (including at maturity), the Company is required to pay an exit fee equal to 4.0% of the aggregate principal amount prepaid or repaid.

The Short-Term Loan Agreement contains certain customary covenants, which include, but are not limited to, restrictions on indebtedness, liens, fundamental changes, restricted payments, asset sales, and investments, and places limits on various other payments. The Short-Term Loan Agreement contains certain customary provisions with respect to the definition of, and remedies with respect to, events of default.

Also on June 28, 2024, as part of the Short-Term Loan Agreement, the Participating Lenders contributed an aggregate of $3.0 million of participation interests in the Short-Term Loan Agreement (the “Participation Interests”). The Participating Lenders consist of Philip Brace, the Company’s Executive Chairman, who acquired a $1.0 million Participation Interest, and North Sound Ventures, LP, which acquired a $2.0 million Participation Interest in the $19.5 million Loan. As of the date hereof, affiliates of each of the Lender and North Sound Ventures, LP may be deemed to beneficially own more than 5% of the Company’s outstanding Common Stock. James B. Avery, a member of the Company’s Board of Directors, currently serves as Senior Managing Director of Tavistock Group, an affiliate of the Lender. Accordingly, the Lender and the Participating Lenders are considered related parties of the Company.

In connection with entering into the Short-Term Loan Agreement, the Company paid an arrangement and administration fee of $0.2 million to the Lender (the “Loan Costs”). Additionally in connection with the Short-Term Loan Agreement, the Company issued to the Lender and the Participating Lenders warrants (the “Loan Warrants”) to purchase an aggregate of 550,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). See Note 8 – Stockholders' Equity (Deficit) for further details regarding the Loan Warrants.

The gross proceeds received under the Short-Term Loan Agreement, along with the Loan Costs, were allocated between the Short-Term Loan and the Loan Warrants based on their relative fair values at issuance.

During the three-months ended September 30, 2024, the Company voluntarily prepaid $13.5 million of the outstanding principal balance under the Short-Term Loan Agreement, so that as of September 30, 2024, the outstanding principal balance under the Short-Term Loan Agreement was $6.0 million. The debt discount originally recorded as a result of the allocation of the net proceeds between the Short-Term Loan and the Loan Warrants of $3.3 million was fully amortized to interest expense during the months ended September 30, 2024. As a result, the amount recorded in the Condensed Consolidated Balance Sheets as of September 30, 2024 is solely comprised of the principal balance outstanding.

2025 Convertible Notes

In 2020, the Company completed both a registered public offering and a privately negotiated exchange agreement that resulted in the issuance of the 2025 Convertible Notes. After taking into account exchanges and redemptions occurring in prior periods, the outstanding principal balance of the 2025 Convertible Notes was $106.8 million and $161.9 million as of September 30, 2024 and December 31, 2023, respectively.

The 2025 Convertible Notes were issued under an indenture, dated May 12, 2020 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated May 12, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The 2025 Convertible Notes will mature on May 1, 2025, unless earlier repurchased, redeemed or converted. The 2025 Convertible Notes are senior unsecured obligations of the Company and bear interest at an annual rate of 3.25%, payable semi-annually in arrears on May 1 and November 1 of each year.

Holders of the 2025 Convertible Notes may convert the 2025 Convertible Notes into shares of the Company’s common stock (together with cash in lieu of any fractional share), at their option, at any time until the close of business on the scheduled trading day immediately before the maturity date. Upon conversion of the 2025 Convertible Notes, the Company will deliver for each $1,000 principal amount of 2025 Convertible Notes converted a number of shares of the Company’s common stock (together with cash in lieu of any fractional share), equal to the conversion rate.

As of September 30, 2024, the conversion rate for the 2025 Convertible Notes is 7.92896 shares of common stock per $1,000 principal amount of 2025 Convertible Notes, which represents a conversion price of approximately $126.12 per share, and is subject to adjustment upon the occurrence of certain events, including, but not limited to, certain stock dividends, splits and combinations, the issuance of certain rights, options or warrants to holders of the common stock, certain distributions of assets, debt securities, capital stock or other property to holders of the common stock, cash dividends on the common stock and certain Company tender or exchange offers.

If a fundamental change (as defined in the Indenture) occurs at any time prior to the maturity date, then the noteholders may require the Company to repurchase their 2025 Convertible Notes at a cash repurchase price equal to the principal amount of the 2025 Convertible Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date. If a make-whole fundamental change (as defined in the Indenture) occurs, then the Company will in certain circumstances increase the conversion rate for a specified period of time.

The 2025 Convertible Notes are be redeemable, in whole or in part, at the Company’s option at any time, and from time to time, on or after May 6, 2023 through the last scheduled trading day before the maturity date, at a cash redemption price equal to the principal amount of the 2025 Convertible Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, as long as the last reported sale price per share of the common stock exceeds 130% of the conversion price on (i) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date the Company sends the related redemption notice; and (ii) the trading day immediately before the date the Company sends such notice.

The Indenture contains customary events of default. If an event of default (other than certain events of bankruptcy, insolvency or reorganization involving the Company) occurs and is continuing, the Trustee, by notice to the Company, or the holders of the 2025 Convertible Notes representing at least 25% in aggregate principal amount of the outstanding 2025 Convertible Notes, by notice to the Company and the Trustee, may declare 100% of the principal of, and all accrued and unpaid interest on, all of the then outstanding 2025 Convertible Notes to be due and payable immediately. Upon the occurrence of certain events of bankruptcy, insolvency or reorganization involving the Company, 100% of the principal of, and all accrued and unpaid interest on, all of the then outstanding 2025 Convertible Notes will automatically become immediately due and payable. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company elects, the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture will, for the first 360 days after such event of default, consist exclusively of the right to receive additional interest on the 2025 Convertible Notes.

Interest make-whole payment

The 2025 Convertible Notes also include an interest make-whole payment feature whereby if the last reported sale price of the Company’s common stock for each of the five trading days immediately preceding a conversion date is greater than or equal to $105.10, the Company will, in addition to the other consideration payable or deliverable in connection with such conversion, make an interest make-whole payment to the converting holder equal to the sum of the present values of the scheduled payments of interest that would have been made on the 2025 Convertible Notes to be converted had such notes remained outstanding from the conversion date through the earlier of (i) the date that is three years after the conversion date and (ii) the maturity date. The present values will be computed using a discount rate equal to 1%. The Company will satisfy its obligation to pay the interest make-whole payment, at its election, in cash or shares of common stock (together with cash in lieu of fractional shares). The Company has determined that this feature is an embedded derivative and has recognized the fair value of this derivative as a liability in the consolidated balance sheets, with subsequent changes to fair value to be recorded at each reporting period on the consolidated statement of operations in other income, net. See Note 4 – Fair Value Measurements, for more information on this derivative liability.

2025 Convertible Note Repurchases and Exchanges

On May 24, 2024, the Company entered into a repurchase agreement with a single holder of the 2025 Convertible Notes, resulting in the settlement of $3.0 million of outstanding principal at a purchase price of 55% of par. The repurchase price was equal to the aggregate principal amount at 55% of par, plus accrued and unpaid interest up to, but excluding, the repurchase date. The total repurchase payment was $1.7 million. The repurchase resulted in a gain of $1.3 million, net of costs incurred directly with executing the transaction, recorded within gain (loss) on debt restructurings, net in the nine months ended September 30, 2024 on the condensed consolidated statement of operations.

On June 28, 2024, the Company agreed to purchase, for cash, all of the $45.9 million in face value of the 2025 Convertible Notes held by Highbridge, then the second largest noteholder, at a discount of 30% to face value. This transaction closed in July 2024 and resulted in a gain of $13.4 million recorded within gain (loss) on debt restructurings, net in the nine months ended September 30, 2024 on the condensed consolidated statement of operations.

On July 18, 2024, the Company entered into an agreement with a holder of approximately $4.7 million in principal amount of the 2025 Convertible Notes, pursuant to which the Company repurchased the holder’s 2025 Convertible Notes in exchange for approximately 0.3 million shares of the Company’s Common Stock and warrants to purchase an aggregate of approximately 0.2 million shares of the Company’s Common Stock, plus accrued interest. See Note 8 – Stockholders' Equity (Deficit) for further details regarding these warrants.

On August 2, 2024, the Company entered into an agreement with two related holders of approximately $1.5 million in principal amount of the 2025 Convertible Notes, pursuant to which the Company repurchased the holders’ 2025 Convertible Notes in exchange for approximately 0.1 million shares of the Company’s common stock and warrants to purchase an aggregate of approximately 0.1 million shares of the Company’s common stock. See Note 8 – Stockholders' Equity (Deficit) for further details regarding these warrants.

As a result of the July 18 and August 2, 2024 repurchases, the Company recorded a loss of $1.0 million within gain (loss) on debt restructurings, net in the three and nine months ended September 30, 2024 on the condensed consolidated statement of operations

As of September 30, 2024 and December 31, 2023, $106.8 million and $161.9 million of principal amount of the 2025 Convertible Notes was outstanding, respectively, $80.4 million of which was held by related parties.

The 2025 Convertible Notes consist of the following (in thousands):

	September 30, 2024	December 31, 2023
Principal	$106,824	$161,898
Add: fair value of embedded derivative	–	$–
Less: unamortized debt discount	(320)	$(1,106)
Less: unamortized issuance costs	(254)	$(880)
Net carrying amount	$106,250	$159,912

The effective interest rate of the liability component of the 2025 Convertible Notes was 4.17% and 4.23% for the three months ended September 30, 2024 and 2023, respectively, and 4.17% and 4.27% for the nine months ended September 30, 2024 and 2023, respectively.

The following table sets forth total interest expense recognized related to the 2025 Convertible Notes (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Contractual interest expense	$879	$1,315	$3,499	$3,946
Amortization of debt discount	$138	$207	550	621
Amortization of debt issuance costs	$110	$165	438	494
Total interest expense	$1,127	$1,687	$4,487	$5,061

The contractual interest expense on the 2025 Convertible Notes recorded within interest expense, net on the consolidated statements of operations attributable to related parties was $0.7 million in the three months ended September 30, 2024 and 2023 and $2.0 million in the nine months ended September 30, 2024 and 2023. As of September 30, 2024 and December 31, 2023, accrued interest due to related parties of $1.1 million and $0.4 million was included within accrued expenses and other current liabilities on the condensed consolidated balance sheets, respectively.

Asset-backed Revolving Credit Facility

In August 2022, the Company entered into a Loan and Security Agreement (as subsequently amended, the “Credit Agreement”), by and among Siena Lending Group LLC, as lender (“Lender”), Inseego Wireless, Inc., a Delaware corporation (“Inseego Wireless”), a subsidiary of the Company, and Inseego North America LLC, an Oregon limited liability company and indirect subsidiary of the Company, as borrowers (together with Inseego Wireless, the “Borrowers”), and the Company, as guarantor (together with the Borrowers, the “Credit Facility Parties”).

The Credit Agreement established a secured asset-backed revolving credit facility which was comprised of a maximum $50 million revolving credit facility (“Credit Facility”), with a minimum borrowing amount for interest calculations of $4.5 million upon execution of the Credit Agreement. Availability under the Credit Facility was determined monthly by a borrowing base comprised of a percentage of eligible accounts receivable and eligible inventory of the Borrowers. Outstanding amounts exceeding the borrowing base were to be repaid immediately. The Borrowers’ obligations under the Credit Agreement were guaranteed by the Company. The Credit Facility Parties’ obligations under the Credit Agreement were secured by a continuing security interest in all property of each Credit Facility Party, subject to certain Excluded Collateral (as defined in the Credit Agreement).

On May 2, 2023, (1) two related parties, South Ocean Funding, LLC and North Sound Ventures, LP (collectively, the “Credit Facility Participants”) collectively purchased a $4.0 million last-out subordinated participation interest in the Credit Agreement (the “Credit Facility Participation Interest”) from the Lender, and (2) the Borrowers entered into an amendment to the Credit Agreement which increased the borrowing base under the Credit Facility by $4.0 million, increased the minimum borrowing amount for interest calculations to $8.5 million, and modified certain covenants. In connection with the purchase of the Credit Facility Participation Interest, we agreed to pay the Credit Facility Participants an aggregate exit fee (the “Exit Fee”) ranging from 7.5% to 12.5% of the amount of the Credit Facility Participation Interest, payable upon the earlier to occur of (a) the maturity date of the Credit Facility, (b) termination of the Lender’s commitment to make revolving loans prior to the scheduled maturity date of the Credit Facility, and (c) the early redemption of the Credit Facility Participation Interest, as applicable. Further, the purchase of the Credit Facility Participation Interest granted an option for the Credit Facility Participants to purchase the subject revolving loan or to redeem its Credit Facility Participation Interest under certain circumstances. The Credit Facility Participants are each affiliates of beneficial holders of greater than five percent of our outstanding common stock.

Effective April 18, 2024, the Company exercised its right to voluntarily pay-off and terminate the Credit Facility. As a result of the termination, the Company paid the outstanding balance and related termination fees on the Credit Facility of approximately $3.0 million. The Company also paid the Exit Fee in the aggregate amount of $0.4 million to the Credit Facility Participants. South Ocean Funding, LLC is an affiliate of Golden Harbor, Ltd. and North Sound Ventures, LP is an affiliate of North Sound Management, Inc. As of April 18, 2024, each of Golden Harbor, Ltd. and North Sound Management, Inc. were beneficial owners of in excess of 5% of the Company’s outstanding common stock. As a result of the voluntary pay-off, the Company recorded a loss on extinguishment of debt of $0.8 million within other (expense) income, net on the condensed consolidated statements of operations during the nine months ended September 30, 2024.

The effective interest rate of the average outstanding balance for the Credit Facility was 36.1%, which includes 8.3% related to amortization of original issuance costs, and 58.7%, which includes 27.3% related to amortization of original issuance costs, for the nine months ended September 30, 2024 and 2023, respectively. The following table sets forth total interest expense recognized related to the Credit Facility (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Contractual interest expense	$–	$587	$312	$810
Amortization of debt issuance costs	–	472	117	705
Total interest expense	$–	$1,059	$429	$1,515